SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



400 Horizon Way, Irving, TX                                 75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214-441-4100

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2005


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  VP
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2005


                             Payment Date: 01/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        55,976,000.00    2.680000%     1,723,599.88    108,344.66    1,831,944.54       0.00       0.00
                        1AI        55,976,000.00    1.120468%             0.00     52,266.11       52,266.11       0.00       0.00
                        2A1        73,033,000.00    3.020000%       675,073.54    159,293.09      834,366.63       0.00       0.00
                        2AI        73,033,000.00    1.240609%             0.00     75,504.47       75,504.47       0.00       0.00
Residual                2AR               100.00    0.000000%           100.00          0.32          100.32       0.00       0.00
                        3A1        12,870,000.00    3.320000%     1,702,265.70     30,859.40    1,733,125.10       0.00       0.00
                        3AI        12,870,000.00    1.066669%             0.00     11,440.02       11,440.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             BIO         4,958,000.00    0.983134%             0.00      4,061.98        4,061.98       0.00       0.00
                        B1          3,005,000.00    2.960000%             0.00      6,424.02        6,424.02       0.00       0.00
                        B2          1,953,000.00    3.410000%             0.00      4,809.81        4,809.81       0.00       0.00
                        B3          1,427,000.00    3.702092%             0.00      4,402.40        4,402.40       0.00       0.00
                        B4            450,000.00    3.702092%             0.00      1,388.28        1,388.28       0.00       0.00
                        B5            526,000.00    3.702092%             0.00      1,622.75        1,622.75       0.00       0.00
                        B6            976,943.23    3.702092%             0.00      3,013.94        3,013.94       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        150,217,043.23     -            4,101,039.12    463,431.26    4,564,470.38     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        54,252,400.12              0.00
                                1AI        54,252,400.12              0.00
                                2A1        72,357,926.46              0.00
                                2AI        72,357,926.46              0.00
Residual                        2AR                 0.00              0.00
                                3A1        11,167,734.30              0.00
                                3AI        11,167,734.30              0.00
--------------------------------------------------------------------------------
Subordinate                     BIO         4,958,000.00              0.00
                                B1          3,005,000.00              0.00
                                B2          1,953,000.00              0.00
                                B3          1,427,000.00              0.00
                                B4            450,000.00              0.00
                                B5            526,000.00              0.00
                                B6            976,943.23              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        146,116,004.11     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    55,976,000.00     2.680000% 32051GDV4    30.791766      1.935556    969.208234
                           1AI    55,976,000.00     1.120468% 32051GDW2     0.000000      0.933724    969.208234
                           2A1    73,033,000.00     3.020000% 32051GDX0     9.243404      2.181111    990.756596
                           2AI    73,033,000.00     1.240609% 32051GDY8     0.000000      1.033840    990.756596
Residual                   2AR           100.00     0.000000% 32051GDZ5   1,000.000000    3.198837      0.000000
                           3A1    12,870,000.00     3.320000% 32051GEA9   132.266177      2.397778    867.733823
                           3AI    12,870,000.00     1.066669% 32051GEB7     0.000000      0.888890    867.733823
------------------------------------------------------------------------------------------------------------------------
Subordinate                BIO     4,958,000.00     0.983134% 32051GE5C     0.000000      0.819278  1,000.000000
                           B1      3,005,000.00     2.960000% 32051GED3     0.000000      2.137778  1,000.000000
                           B2      1,953,000.00     3.410000% 32051GEE1     0.000000      2.462778  1,000.000000
                           B3      1,427,000.00     3.702092% 32051GEF8     0.000000      3.085076  1,000.000000
                           B4        450,000.00     3.702092% 32051GEG6     0.000000      3.085076  1,000.000000
                           B5        526,000.00     3.702092% 32051GEH4     0.000000      3.085076  1,000.000000
                           B6        976,943.23     3.702092% 32051GEJ0     0.000000      3.085076  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     150,217,043.23       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        57,542,039.38    76,649,848.47    11,924,116.26
Loan count                    155              237               31
Avg loan rate           3.818444%        4.233113%        4.319090%
Prepay amount        1,723,599.88       675,173.54     1,702,265.70

                          Total
                          -----
Prin balance       146,116,004.11
Loan count                    423
Avg loan rate                4.08
Prepay amount        4,101,039.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        18,224.18        23,777.44         4,190.11
Sub servicer fees           15.27            11.06             1.00
Trustee fees               296.33           386.63            68.13


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        46,191.74
Sub servicer fees           27.33
Trustee fees               751.09


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.449403%           100.000000%            141,879,100.00
   -----------------------------------------------------------------------------
   Junior            5.550597%             0.000000%              8,337,943.23
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,564,470.38          4,564,470.38
Principal remittance amount            4,101,039.12          4,101,039.12
Interest remittance amount               463,431.26            463,431.26